Inhaled Biologics: The Application of Anticalin® Proteins in the Treatment of IPF August 27th, 2021 IPF Summit 2021 – Dr. Vanessa Neiens

Forward Looking Statements This presentation contains forward-looking statements as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements in this presentation that are not purely historical are forward-looking statements. Such forward-looking statements include, among other things, the timing for initiation of clinical trials of PRS-220, whether PRS-220 will provide a clinical benefit in the treatment of IPF and PASC-related fibrosis, whether the combination of cinrebafusp alfa with other therapies could address a high medical need in HER2 gastric cancer patients who do not respond to traditional HER2-targeted therapies; whether the effects of the combination of cinrebafusp alfa with other therapies seen in preclinical studies will be observed in clinical trials; whether data from patients enrolled to date will be sufficient to inform the recommended phase 2 dose for the Company's planned proof of concept study of cinrebafusp alfa in gastric cancer; the expected timing and potential outcomes of the reporting by the Company of key clinical data from its programs, references to novel technologies and methods and our business and product development plans, including the Company's cash resources, the advancement of our proprietary and co-development programs into and through the clinic and the expected timing for reporting data, making IND filings or achieving other milestones related to our programs, including PRS060/AZD1402, cinrebafusp alfa, PRS-344, and PRS-352 and the expected timing of the initiation of the next stage of cinrebafusp alfa's development in gastric cancer. Actual results could differ from those projected in any forward-looking statements due to numerous factors. Such factors include, among others, our ability to raise the additional funding we will need to continue to pursue our business and product development plans; the inherent uncertainties associated with developing new products or technologies and operating as a development stage company; our ability to develop, complete clinical trials for, obtain approvals for and commercialize any of our product candidates, including our ability to recruit and enroll patients in our studies; our ability to address the requests of the U.S. Food and Drug Administration; competition in the industry in which we operate; delays or disruptions due to COVID-19; and market conditions. These forward-looking statements are made as of the date of this presentation, and we assume no obligation to update the forward-looking statements, or to update the reasons why actual results could differ from those projected in the forward-looking statements, except as required by law. Investors should consult all of the information set forth herein and should also refer to the risk factor disclosure set forth in the reports and other documents we file with the Securities and Exchange Commission available at www.sec.gov, including without limitation the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and the Company's Quarterly Reports on Form 10-Q. 2

Idiopathic Pulmonary Fibrosis (IPF) is a Life-threatening Disease with the Need for Effective Therapies 2 to 5 years 3 Martinez, Nature Reviews Disease Primer, 2017 IPF – a chronic lung disease: ultimately fatal lung disease of unknown cause characterized by progressive scarring of the interstitial lung tissue. 2 High medical need for well-tolerated and effective therapies approved therapies nintedanib & pirfenidone providing modest benefit with significant side effects median survival from the time of diagnosis Meltzer, Orphanet Journal of Rare Diseases, 2008 Adapted from Cameli, Frontiers in Molecular Biosciences, 2020 Medical need

Safety & Efficacy Inhaled Low Molecular Weight Proteins (LMWP) are a Promising Strategy for IPF treatment 4 Biologics Small molecules LMWP e.g. Anticalin Proteins® Size – Stability – Manufacturability Systemic Administration Inhaled Administration Small molecules Pieris Strategy Local & specific targeting of profibrotic pathways in the lung via inhaled delivery of Anticalin proteins Specific Targeting Local Delivery

Anticalin® Proteins are a Novel Therapeutic Class of Inhaled Low Molecular Weight Proteins

- **Human** – Scaffold derived from human lipocalins (extracellular binding proteins)
- **Specific** – High potency and selectivity for targets
- **Small** – Monomeric, monovalent, small size (~18 kDa vs ~150 kDa mAbs)
- **Stable** – High melting temperatures & insensitivity to mechanical stress
- **Formulable** – Nebulization & dry powder inhalation
- **Proprietary** – Broad IP position on platform and derived products
- **Validated** – Strong industrial partners and clinically tested
- **Innovative** – Modularity to build multispecific constructs


Target
Anticalin
Protein

Favorable drug-like properties for lung delivery



Innovative "Duocalin®" concept



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Favorable Biophysical Properties of Anticalin Proteins Allow for Inhaled Delivery 6 Monocalin Duocalin MMAD 4.4 µm 4.9 µm GSD 2.0 1.8 FPF 58.2% 49.7% • Aerodynamic properties suitable for effective lung deposition • Anticalin proteins also suitable for dry-powder inhalation Particles < 5 µm (fine particle fraction) have greatest potential for deposition in the lung adapted from Laube, European Respiratory Journal, 2011 Nebulization of Anticalin proteins using a vibrating mesh nebulizer: Mass median aerodynamic diameter (MMAD) of Anticalin proteins upon nebulization is < 5 µm 14.1 8.6 5.4 3.3 2.1 1.4 1.0 0 10 20 30 40 NGI analysis Aerodynamic cut-off diameters [µm] MMAD: mass median aerodynamic diameter GSD: geometric standard deviation FPF: fine particle fraction NGI: next generation impactor Exemplary data of Monocalin

Favorable Biophysical Properties of Anticalin Proteins Allow for Inhaled Delivery 7 Anticalin proteins retain stability and molecular integrity upon nebulization Nebulization of Anticalin proteins using a vibrating mesh nebulizer: Key for successful development of inhaled proteins is to avoid: Degradation Aggregation Denaturation Deamidation Oxidation 6 8 10 12 0 50 100 150 Size Exclusion Chromatography Time (min) Pre-neb Post-neb High resistance of Anticalin proteins to stresses during aerosolization confirmed by post nebulization integrity testing Exemplary data from post nebulization integrity testing

• Favorable PK profile for lung delivery • <5% systemic availability • ~100-fold split in lung:plasma concentrations Anticalin Proteins are Suitable for Once or Twice Daily Inhaled Administration 8 Lung PK study following single intratracheal dose in mice T1/2 (h) Plasma exposure compared to lung (%)*BALF Lung Plasma Monocalin 7.4 7.2 6.7 0.75 Duocalin 9.5 10.9 6.5 1.66 MicroSprayer Aerolizer 0 4 8 12 16 20 24 1×100 1×101 1×102 1×103 1×104 1×105 1×100 1×101 1×102 1×103 1×104 1×105 Duocalin hours Plasma Lung BALF 0 4 8 12 16 20 24 1×100 1×101 1×102 1×103 1×104 1×105 1×100 1×101 1×102 1×103 1×104 1×105 Monocalin hours Plasma Lung BALF * Expsoure was set to 100% for compartment of administration

Confidential Information Conclusion – Part 1 Anticalin proteins - A novel class of inhaled biologics opening up new paths for innovative therapies • Well suited for lung delivery based on favorable biophysical properties and small size • Pharmacokinetic profile allows for once or twice daily inhaled dosing • Possibility to generate bispecifics to increase biologic impact of future therapies • Proof of concept for lung delivery and local target engagement by PRS-060/AZD1402, an inhaled IL-4Rα antagonist for the treatment of moderate to severe asthma (currently in Ph2a with our collaboration partner, AstraZeneca) 9

PRS-220: A First-in-Class Inhaled CTGF Antagonist 10 PRS-220Candidate Inhibiting CTGF/CCN2Function/MoA IPF and PASC-PF*Indications Entering phase 1 in 2022Development Fully proprietaryCommercial Rights *Idiopathic Pulmonary Fibrosis and Post-Acute sequelae of SARS-CoV-2 infection (PASC) Pulmonary Fibrosis PRS-220

CTGF is a Clinically Validated Intervention for IPF

Connective Tissue Growth Factor (CTGF/CCN2): A driver of fibrotic remodeling

- Secreted, matricellular protein
- Highly expressed in lung tissue of IPF patients
- Affecting multiple processes & signaling pathways important in IPF pathophysiology
- Systemically delivered CTGF targeting mAb Pamrevlumab reduced the lung function decline in Ph2b clinical trial in IPF patients



A
B

CTGF immunohistochemistry of A) human control and B) IPF lung tissues (collaboration with Prof. Dr. Janette Burgess).



A FVC change by visit
LS mean (SE) change from baseline in FVC (% predicted)
Pamrevlumab (n=50)
Placebo (n=51)
Baseline
12
24
36
48
Visit (week)

	12	24	36	48
Pamrevlumab	−2·2 (0·6)	−1·5 (0·5)	−2·3 (0·7)	−2·7 (0·6)
Placebo	−2·8 (0·8)	−3·8 (0·9)	−5·3 (1·3)	−7·2 (1·7)
Absolute difference	0·6 (0·9)	2·3 (1·1)	3·0 (1·5)	4·5 (1·8)
95% CI	(−1·3 to 2·5)	(0·1 to 4·4)	(0·1 to 6·0)	(0·9 to 8·0)
Relative difference	22·2%	59·8%	57·0%	62·4%
p value	0·51	0·042	0·044	0·014

Change in FVC from baseline in Pamrevlumab Ph2 clinical trial.
(Richeldi, Lancet Respiratory Medicine, 2020)

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Inhaled Delivery of PRS-220 - a Novel Approach to Modulate CTGF Biology Key points of differentiation when compared to systemically delivered CTGF antagonists 12 Better drug delivery to the site of the disease in the lung via inhalation Better target saturation due to avoidance of systemic CTGF sink Better convenience for patients (inhalation vs. i.v. administration) Local Potent Non-invasive

Superior Target Binding Properties of PRS-220 to Pamrevlumab 13Displacement of pamrevlumab from CTGF by PRS-220 in a competition ELISA-based format 0.001 0.01 0.1 1 10 100 1000 10000 0.00 0.02 0.04 0.06 0.08 0.10 concentration [nM] Pamrevlumab IC50=1.6 nM PRS-220 IC50=0.32 nM Anticalin scaffold Pamrevlumab PRS-220 CTGF PRS-220 pamrevlumab bio PRS-220 binds to the clinically active epitope of CTGF with superior potency Analysis of PRS-220 binding behavior SPR measurements on CTGF protein PRS-220 Pamrevlumab PRS-220 shows prolonged target engangement through slower dissociation rate Pamrevlumab was generated inhouse from patent signatures

PRS-220 Binds the Endogenously Expressed Target in Vitro 14 In vitro target binding of PRS-220 to CTGF expressed on TGF-β1 activated NHLF • er - TGF-β1 PR S- 22 0 + TGF-β1 N on -ta rg et ed A nt ic al in p ro te in Blue = DAPI staining, Red = Anticalin staining PRS-220 binds to CTGF expressed on activated fibroblasts Immunofluorescence staining of Anticalin Protein TGF-β1 stimulation enhances CTGF expression of primary human lung fibroblasts Control TGF-β1 0 10 20 30 40 CTGF expression CT G F m RN A ex pr es si on [2 ^- C t] RT-qPCR analysis

PRS-220 Analog Delivered to the Lung Mediates Superior Anti-Fibrotic Effect *in Vivo*

In vivo potency of PRS-220 analog in the bleomycin mouse model



Bleomycin
D0
Termination
D14
D-1
D13

Treatment:

Anticalin: 5 mg/kg IT QD, start D0*
*Pamrevlumab**: 10 mg/kg IV QAD, start D-1*
Nintedanib: 60 mg/kg PO BID, start D0

** Analog of PRS-220 targeting murine CTGF with higher affinity (KD = 0.039 nM)*
*** Pamrevlumab, generated inhouse from patent signatures*

Representative H&E stainings of lungs from bleomycin challenged mice



PRS-220 analog
Pamrevlumab
Nintedanib
Vehicle
Drug



Ashcroft score
#
##
**
-14.1%
ns
-4.2%
***
-25.8%
Ashcroft score (mean + SEM)
0
1
2
3
4
Saline
Vehicle IT
Anticalin
Vehicle IV
Pamrevlumab
Vehicle PO
Nintedanib
Bleomycin
Col1a1 lung surface (%)
###
***
-25.9%
*
-20.9%
**
-17.2%
% of Col1a1 lung surface (mean + SEM)
0
10
20
30
40
Saline
Vehicle IT
Anticalin
Vehicle IV
Pamrevlumab
Vehicle PO
Nintedanib
Bleomycin

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Efficient Exposure of PRS-220 in Fibrotic Mouse Lungs

Pilot lung biodistribution study of PRS-220 intratracheally delivered to fibrotic lungs of mice

Alexa-647-labeled PRS-220 delivered intratracheally to bleomycin-challenged mice & imaged after 2 h by Light Sheet imaging



Glow scale = fluorescently labeled PRS-220, grey = tissue autofluorescence

PRS-220 shows a favorable tissue distribution profile & penetrates into small airways and lung interstitium

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Confidential Information Conclusion – Part 2 17 • PRS-220 is an inhaled CTGF antagonist for the treatment of IPF and PASC-PF. • PRS-220 shows best-in class potential based on: o strong target engagement o excellent stability and aerosol behavior upon nebulization o significant attenuation of lung fibrosis in vivo by targeting CTGF locally in the lung o favorable preclinical PK and lung biodistribution PRS-220’s preclinical profile supports proceeding to clinical development, with a planned start of Phase 1 studies in 2022.

Abstract: Development of PRS-220, a potential best-in-class, inhaled CTGF/CCN2 inhibitor for the treatment of IPF Session: Poster Session - Developments in biomarkers and treatment strategies for chronic lung diseases Time: September 5th 2021, 1:15-2:15 pm (CET) Presentation at European Respiratory Society Congress 2021 18

Acknowledgements

The PIERIS team:

Marina Pavlidou
Gabriele Matschiner
Thomas Jaquin
Eva-Maria Hansbauer
Cornelia Wurzenberger
Claudia Wurzenberger
Stefan Grüner
Janet Peper-Gabriel
Rachida Siham Bel Aiba
Alexander Hahn
Mareike Maurer
Kristina Heinig
Christina Grasmüller
Nicolas Quilitz
Sarah Schmalbrock
Theresia Mosebach

David Goricanec
Patrick Zägel
Josefine Morgenstern
Adam Cichy
Antonio Konitsiotis
Mary Fitzgerald
Josef Prassler
Jimmie Hofman
Shane Olwill

... and the extended team!

& our advisors, supporters & collaborators!

For further questions feel free to reach out via e-mail:

neiens@pieris.com

Sponsored by

Bavarian Ministry of Economic Affairs,
Regional Development and Energy

FUNDING: This work is partially funded by a grant from the Bavarian Ministry of Economic Affairs, Regional Development and Energy within the framework of the Bavarian Therapy Strategy to combat the COVID-19 pandemic ("BayTherapie2020").

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Pieris Pharmaceuticals 255 State Street Boston, MA 02109 USA Zeppelinstraße 3 85399 Hallbergmoos Germany IR: kelman@pieris.com BD: BD@pieris.com www.pieris.comNASDAQ: PIRS 20

BACK-UP

Efficient tissue distribution of PRS-220 in fibrotic lungs of mice

Pilot lung biodistribution study of PRS-220 intratracheally delivered to fibrotic lungs of mice

Aim: Does PRS-220 distribute into areas of the fibrotic lung relevant for effective treatment?

Experimental procedure:



I.T.
delivery
Analysis
Bleomycin
D0
D21
D22

Treatment:
Alexa647-labeled PRS-220: 100 µg/mouse
single intratracheal administration
Analysis:
Investigation of drug distribution using Light sheet imaging of whole left lung



PRS-220
2 h
8 h
24 h
Vehicle ctrl
(at PRS-220 specific wavelength)
3D overview
2D section overview

Glow scale = Fluorescently labeled PRS-220

PRS-220 shows a favorable tissue distribution profile & penetrates into small airways and lung interstitium

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